Rule 497(e)
                                                   File No. 33-26305

                              BLACKROCK FUNDS(SM)

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY 28, 1999

The section "Investment Advisory, Administration, Distribution and Servicing Arrangements" is amended as follows:

The following is added after the first paragraph under "Administration
Agreement":

     Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio (.035% with respect to BlackRock Shares), .135% of the next $500 million of such average daily net assets (.025% with respect to BlackRock Shares) and .125% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion (.015% with respect to BlackRock Shares).

The section "Purchase and Redemption Information" is amended as follows:

The following is added under "Dealer Reallowances":

Index Equity Portfolio:

Amount of Transaction                     Reallowance or Placement Fees
  at Offering Price                    to Dealers (as % of Offering Price)

Less than $25,000                                2.50 %
$25,000 but less than $50,000                    2.25
$50,000 but less than $100,000                   2.00
$100,000 but less than $250,000                  1.75
$250,000 but less than $500,000                  1.25
$500,000 but less than $1,000,000                0.75
$1 million and above                             0.00


This Supplement is dated February 5, 1999